EXHIBIT 99.2

OpGen & Curetis Combining to build a stronger future September 04, 2019

FORWARD LOOKING STATEMENTS 2 ©2019 OpGen , Inc. & Curetis N.V. OpGen , Inc . This presentation includes statements relating to the proposed business combination between OpGen and Curetis . These statements and other statements regarding OpGen’s and the combined company’s future plans constitute "forward - looking statements" within the meaning of Section 27 A of the Securities Act of 1933 and Section 21 E of the Securities Exchange Act of 1934 , and are intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995 . Such statements are subject to risks and uncertainties that are often difficult to predict, are beyond OpGen’s control, and which may cause results to differ materially from expectations . Factors that could cause results to differ materially from those described include, but are not limited to, our ability to successfully and timely seek approval of, and obtain approval of our stockholders for the transaction, satisfy the closing conditions under the implementation agreement, successfully combine the businesses of OpGen and Curetis , comply with the complexities of a global business, achieve the synergies we expect and successfully implement the combined company’s strategic and business goals and objectives . For a discussion of the most significant risks and uncertainties associated with OpGen's business, please review OpGen’s filings with the U . S . Securities and Exchange Commission (SEC) . You are cautioned not to place undue reliance on these forward - looking statements, which are based on our expectations as of the date of this press release and speak only as of the date of this press release . We undertake no obligation to publicly update or revise any forward - looking statement, whether as a result of new information, future events or otherwise .

FORWARD LOOKING STATEMENTS Curetis N . V . This document has been issued by Curetis N . V . (the “Company” and, together with its subsidiaries, the "Group") and does not constitute or form part of and should not be construed as any offer or invitation to sell or issue, or any solicitation of any offer to purchase or subscribe for, any securities of the Company, nor shall any part of it nor the fact of its distribution form part of or be relied on in connection with any contract or investment decision, nor does it constitute a recommendation regarding the securities of the Company or any present or future member of the Group . In particular, this document is not an offer of securities for sale in the United States of America . Securities may not be offered or sold in the United States of America absent registration or an exemption from registration under the U . S . Securities Act of 1933 , as amended . Neither this document nor any copy of it may be taken or transmitted into the United States of America, its territories or possessions or distributed, directly or indirectly, in the United States of America, its territories or possessions . All information contained herein has been carefully prepared . However, no reliance may be placed for any purposes whatsoever on the information contained in this document or on its completeness . No representation or warranty, express or implied, is given by or on behalf of the Company or any of its directors, officers or employees or any other person as to the accuracy or completeness of the information or opinions contained in this document and no liability whatsoever is accepted by the Company or any of its directors, officers or employees nor any other person for any loss howsoever arising, directly or indirectly, from any use of such information or opinions or otherwise arising in connection therewith . Where third - party information has been used in this document, the source of this information has been identified . The information in this document that has been sourced from third parties has been accurately reproduced and, as far as the Company is aware and able to ascertain from the information published by that third party, the reproduced information is correct . However, the Company has not verified the reproduced information and does not guarantee nor bear or assume responsibility for the accuracy and completeness of the information from third - party sources presented in this document . The information contained in this presentation is subject to amendment, revision and updating . Certain statements, beliefs and opinions in this document are forward - looking, which reflect the Company’s or, as appropriate, senior management’s current expectations and projections about future events . By their nature, forward - looking statements involve a number of risks, uncertainties and assumptions that could cause actual results or events to differ materially from those expressed or implied by the forward - looking statements . These risks, uncertainties and assumptions could adversely affect the outcome and financial effects of the plans and events described herein . Statements contained in this document regarding past trends or activities should not be taken as a representation that such trends or activities will continue in the future . The Company does not undertake any obligation to update or revise any information contained in this presentation (including forward - looking statements), whether as a result of new information, future events or otherwise . You should not place undue reliance on forward - looking statements, which speak only as of the date of this document . By attending, reviewing or consulting the presentation to which this document relates or by accepting this document you will be taken to have represented, warranted and undertaken that you have read and agree to comply with the contents of this notice . 3 ©2019 OpGen , Inc. & Curetis N.V.

COMBINING TO BUILD A STRONGER FUTURE Strategic Rationale • Establish a leading antimicrobial resistance (AMR) precision medicine business • Broad portfolio of high impact rapid diagnostics and best - in - class AMR bioinformatics • Leverage combined sales, distribution, bioinformatics and operating infrastructure Structure of Transaction • OpGen acquisition of Curetis GmbH for 2.66 million new shares of OpGen common stock Financial Considerations • Combined company positioned for strong growth profile and sustained value creation • Estimated 2020 combined revenue of $10 - 15 million, up from an anticipated $5 - 6 million in 2019 • Targeting to significantly reduce net loss starting in 2020 4 ©2019 OpGen , Inc. & Curetis N.V.

STRATEGIC BENEFITS Market leader positioned to capitalize on global opportunities in infectious disease and rapid AMR detection Proprietary molecular diagnostic tests and platforms Premier AI - powered bioinformatics solutions for multi - drug resistance diagnostics Global commercial channel capabilities & partners Financial leverage, operational synergies, and positive growth - driven business outlook ©2019 OpGen , Inc. & Curetis N.V. 5

U.S. and European market with high unmet medical need addressable through hospital - focused sales channels COMBINED COMPANY ADDRESSES MULTIPLE HIGH IMPACT UNMET CLINICAL NEEDS AND LARGE AVAILABLE MARKET OPPORTUNITIES The current portfolio and pipeline of cartridges target almost 10 million patients annually in EU and U.S. with additional upside in Asia / Pacific and ROW markets 2,329,000 1 2,128,215 2 393,810 3 1,976,130 4 1,312,700 5 1,600,000 6 > 9.73M cases 1 CDC (2010); ECDC (2008); Chalmers et al. (2014) 2 Margolis et al. (2011); American Diabetes Association (2014); Diabetes Deutschland (2012); Richard et al. (2011); Livesly and Chow (2002); Dorner et al. (2009); Deutsche Gesellschaft für Verbrennungsmedizin (2014); Mayhall (2003); Klevens et al. (2007) in Jhung (2009); Geffers (2001); Brun - Buisson (2011); Michelotti et al. (2012); Sunderlin (2006) 3 Martin (2012); Statista (2015); Dellinger et al. (2013) 4 HCUP (2013); CDC (2010) 5 Martin (2012); Statista (2015) 6 ECDC (2013), Klevens et al. (2002) ©2019 OpGen , Inc. & Curetis N.V. 6

COMBINED COMPANY’S PORTFOLIO OF COMMERCIAL STAGE PRODUCTS & STRATEGIC RELATIONSHIPS Unyvero Platform & Tests Unyvero FDA - cleared platform and lower respiratory tract infection (LRT) test Acuitas Tests Acuitas tests in development and pending FDA clearance to improve antibiotic decision making Global Commercial Presence Direct sales in U.S., European distribution with A. Menarini Diagnostics, China distribution with Beijing Clear Biotech Strategic Fit Transformative Strategic Relationship in MDx and BioIT ©2019 OpGen , Inc. & Curetis N.V. 7

STRATEGIC BENEFITS ©2019 OpGen , Inc. & Curetis N.V. Market leader positioned to capitalize on global opportunities in infectious disease and rapid AMR detection Proprietary molecular diagnostic tests and platforms Premier AI - powered bioinformatics solutions for multi - drug resistance diagnostics Global commercial channel capabilities & partners Financial leverage, operational synergies, and positive growth - driven business outlook 8

SAMPLE-TO-ANSWER AND HIGH-THROUGHPUT TESTING CAPABILITIES

Molecular microbiology leadership through proprietary platforms and content

Striving for Molecular Microbiology Leadership

MDx Platforms		MDx Content	
unyvero		Acuitas** AMR Gene Panel; Acuitas Lighthouse	ares genetics – a curetis group company
 **Unyvero A50** High-Plex PCR	 **Unyvero A30 *RQ****** Low- to Mid-Plex PCR		 **ARESdb** MDx Content & NGS Applications
Low- to High-Plex PCR Broad Sample Range		Proprietary PCR & NGS Applications based on Leading AI-Powered AMR Knowledgebases	

* Unyvero A30 *RQ* Analyzer in development, latest design concept; final product may differ

**Pending 510(k), not for diagnostic use.

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CURRENT AND NEAR-TERM U.S. PRODUCT OFFERINGS

Unyvero Pneumonia (LRT)

Description:
- Sample-to-answer multiplex PCR from native specimen in about 5 hours with ~2min hands-on time
- 36 Pathogen ID, 10 resistance genes

Status:
- FDA-cleared (De Novo 510(k)), launched June '18

Differentiators:
- Most comprehensive panel specifically tailored to bacterial pneumonia delivering unique clinically actionable insights
- Broadest coverage of carbapenem resistance
- Only molecular pneumonia panel to cover penicillin resistance

Coming Next:
- **Unyvero LRT plus high sensitivity application for BAL samples (510(k) submitted)**
- **Unyvero Invasive Joint Infection (IJI) (partnering discussions ongoing)**

Acuitas AMR Gene Panel

Description:
- Sample-to-answer multiplex PCR from bacterial isolates in <3 hours
- Up to 47 resistance genes, accurate prediction of resistance for 12+ antibiotics
- Available now for Research Use Only (RUO)

Status:
- FDA 510(k) submitted May '19

Differentiators:
- Rapid AMR prediction
- CRE infection control

Coming Next:
- **Rapid urine test with sample-to-answer multiplex PCR from native specimen in <3 hours**
- **5 pathogen ID/quantitation, up to 47 resistance genes, and accurate prediction of resistance for 12+ antibiotics**
- **Testing to support FDA *De Novo* submission in progress**

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UNYVERO A30 RQ RAPID SAMPLE - TO - ANSWER TESTING PLATFORM 11 ©2019 OpGen , Inc. & Curetis N.V. Key Design Features ▪ Fully integrated, closed, sample - to - answer MDx platform ▪ Universal real - time PCR technology for low - to mid - plex testing ▪ Flexible cartridge fluidics for numerous chemistries and assay formats ▪ Fast turn - around time of 45 - 90 minutes ▪ Light - weight, stackable benchtop design with small footprint ▪ Modular and scalable from 1 to 8 cartridge slots ▪ Designed for ease - of - use and flexible deployment in labs and near - patient settings ▪ Attractive COGS for instruments and reagents Development Status ▪ First multiplex PCR successfully demonstrated on fully functional prototypes in tech due diligence for potential partners ▪ Manufacturing aspects fully specified and in development or implementation phase ▪ Expect to progress development in 2019 for full V&V readiness for licensing partner‘s assays with possible CE - IVD launch in 2020 Platform open for partnering to rapidly create a broad menu of tests In advanced discussions with first potential partner (s) Anticipated transactions to include upfront & milestone payments, R&D funding, and royalties

STRATEGIC BENEFITS ©2019 OpGen , Inc. & Curetis N.V. Market leader positioned to capitalize on global opportunities in infectious disease and rapid AMR detection Proprietary molecular diagnostic tests and platforms Premier AI - powered bioinformatics solutions for multi - drug resistance diagnostics Global commercial channel capabilities & partners Financial leverage, operational synergies, and positive growth - driven business outlook 12

ARES GENETICS & ARESdb

ares genetics

Bioinformatics subsidiary with globally leading proprietary AI-powered knowledgebase for AMR informing PCR & NGS-based diagnostics


SIEMENS
Healthineers

Global ARESdb Database

- Leading Knowledgebase on quantitative Antibiotic Resistance Markers building on **SIEMENS** Microbiology Strain Collection
- Up to > 98% Accuracy for Antibiotic Resistance Detection
- Based on ~40,000 Pathogens and associated Resistance Data for > 100 Antibiotics

Bio-IT AMR agreement with QIAGEN, N.V

Pharma R&D agreement with Sandoz

Diagnostics R&D collaboration with global IVD player

NGS Service Laboratory

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Cloud - based bioinformatics platform powers our ability to rapidly generate meaningful results that have the potential to change the landscape of clinical management and improve outcomes for patients ACUITAS LIGHTHOUSE®: DIAGNOSTICS DATA MANAGEMENT PLATFORM FOR ANTIBIOTIC RESISTANT PATHOGENS † Rapid molecular antibiotic resistance prediction † In development; For Research Use Only. Not for use in diagnostic procedures. 14 Development contract for potential State - wide AMR surveillance network ©2019 OpGen , Inc. & Curetis N.V.

STRATEGIC BENEFITS Market leader positioned to capitalize on global opportunities in infectious disease and rapid AMR detection Proprietary molecular diagnostic tests and platforms Premier AI - powered bioinformatics solutions for multi - drug resistance diagnostics Global commercial channel capabilities & partners Financial leverage, operational synergies, and positive growth - driven business outlook 15 ©2019 OpGen , Inc. & Curetis N.V.

OpGen and Curetis to realize synergies from a combined commercial effort COMMERCIAL STRATEGY Expanding global c ommercial r each though direct sales in U.S. and global distributors > Direct sales in the U.S. – combined team of 12 > European distribution through Menarini Diagnostics > China distribution through Beijing Clear Biotech > 17 d istributors covering 40 countries in EU, ME, and Asia > Supported in EU / LatAM by Curetis Commercial ops team of 10 Direct Partners ©2019 OpGen , Inc. & Curetis N.V. ▪ Multiple products to same hospital call points via same sales channel to drive synergies and cost efficiencies ▪ Over 200 active customers with additional pipeline of accounts in evaluation phase 16

Starting with 11 EU countries – option to expand relationship to further EMEA markets and additional product lines PAN - EUROPEAN DISTRIBUTION BY MENARINI DIAGNOSTICS Menarini Diagnostics Collaboration (Q1 - 2019) > Covers entire Unyvero A50 product line > Initial countries: BE, CH, DE ES, FR, IT, LU, NL, PT, SE, UK > Option to expand relationship to further EMEA countries – Menarini to take over Greece from end of Jan 2020 onwards > Launch of collaboration at ECCMID 2019 (Amsterdam, April 13 - 19, 2019) Menarini Diagnostics Other Distributors ©2019 OpGen , Inc. & Curetis N.V. 17

STRATEGIC BENEFITS ©2019 OpGen , Inc. & Curetis N.V. Market leader positioned to capitalize on global opportunities in infectious disease and rapid AMR detection Proprietary molecular diagnostic tests and platforms Premier AI - powered bioinformatics solutions for multi - drug resistance diagnostics Global commercial channel capabilities & partners Financial leverage, operational synergies, and positive growth - driven business outlook 18

FINANCIAL CONSIDERATIONS • Combined company positioned for strong growth profile and sustained value creation • FY2018 revenues of $1.6 million ( Curetis ) and $2.9 million ( OpGen ) • Estimated FY2019 combined revenue of $5 - 6 million • Estimated 2020 combined revenue of $10 - 15 million • Net loss from operations and cash burn anticipated to decrease starting in 2020 due to operating synergies from combined corporate, manufacturing & distribution, R&D, and sales & marketing organizations • Approximately 130 employees post - deal closing domestic and international • Transaction close contingent on completing interim equity financing as well as debt holder and shareholder approvals from both existing companies • OpGen has committed to raise interim capital of $10 million in 2H 2019 19 ©2019 OpGen , Inc. & Curetis N.V.

COMBINED COMPANY SENIOR MANAGEMENT TEAM Combined team has decades of experience in precision medicine, molecular diagnostics and capital markets Chairman of the Board: William Rhodes Chief Executive Officer: Oliver Schacht, Ph.D. Chief Financial Officer: Timothy C. Dec Board Members: William Rhodes (Chairman) Evan Jones (Non - executive role) Oliver Schacht, Ph.D. (CEO) Two Additional Curetis Appointees One Additional OpGen Appointee 20 ©2019 OpGen , Inc. & Curetis N.V.

• Both companies’ Boards of Directors have approved the implementation agreement • Both companies will seek approval from their respective shareholders in meetings to be scheduled for the fourth quarter of this year • Provided shareholders and debt holders for both OpGen and Curetis grant approval, the transaction is expected to be completed in early 2020 Subject to approval by OpGen’s and Curetis’ shareholders and debt financing providers TRANSACTION TIMELINE ©2019 OpGen , Inc. & Curetis N.V. 21

Thank You ! 22 ©2019 OpGen , Inc. & Curetis N.V.